SUPPLEMENT DATED JUNE 1, 2001
                 TO THE FIRST INVESTORS EQUITY FUNDS PROSPECTUS
                             DATED JANUARY 26, 2001
                                 RELATING TO THE
                       FIRST INVESTORS FOCUSED EQUITY FUND

                THIS SUPPLEMENT REPLACES ALL PRIOR SUPPLEMENTS.

THE INFORMATION IN THE "OVERVIEW/PRIMARY INVESTMENT STRATEGIES" SECTION ON PAGE 42 IS DELETED AND REPLACED WITH THE FOLLOWING:

     The Fund seeks to achieve its objective by focusing its investments in the common stocks of 20 to 40 U.S. companies. The Fund employs a two-fold investment approach: First, using a top-down approach, the Fund seeks to identify sectors and industries that will likely benefit over the short-term. As part of this process, the Fund considers not only current economic conditions, but also long-term demographic trends, technological changes and political and social developments in the U.S. and abroad. Second, using a bottom-up approach, the Fund relies on fundamental research to identify the most attractive companies within the sectors and industries that have been identified through the top-down analysis. The Fund focuses on large-capitalization, high quality companies that exhibit above average growth, a strong balance sheet and capable management. These companies will likely be in industries that are experiencing cyclical or secular growth.

THE INFORMATION IN THE FIRST FIVE PARAGRAPHS IN THE "OVERVIEW/PRIMARY RISKS" SECTION ON PAGE 42 IS DELETED AND REPLACED WITH THE FOLLOWING:

     While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

THE INFORMATION IN "THE FUND IN DETAIL/PRINCIPAL INVESTMENT STRATEGIES" SECTION ON PAGES 45 AND 46 IS DELETED AND REPLACED WITH THE FOLLOWING:

The Fund normally invests in 20 to 40 common stocks and other equity securities of large- capitalization U.S. companies. These investments are selected primarily from the Standard & Poor's 500 Composite Stock Price Index. The Fund is a non-diversified investment company. The Fund will generally concentrate 45% to 60% of its portfolio in its top 10 holdings. Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks.) The Fund will generally remain fully invested, but it may, at times, have cash positions of up to 10% or more due to market, industry or other considerations.

In selecting investments, the Fund favors large capitalization, high-quality companies with long-term growth potential. The companies will have accelerating earnings growth, strong possibility of multiple expansion, or hidden or unappreciated value.

The Fund uses a two-tiered strategy in selecting these investments:

First, using a "top-down" approach, the Fund analyzes the general economic and investment environment. As part of the process, the Fund evaluates among other things, economic conditions, U.S. fiscal and monetary policy, long-term demographic trends, technological changes, and political and social developments in the U.S. and abroad. Based upon this analysis, the Fund attempts to anticipate trends and changes in markets and the overall economy. The Fund then seeks to identify those industries and sectors that will likely benefit over the next three to nine months from the current economic environment.

Second, using a "bottom-up" approach, the Fund relies on fundamental analysis to identify 20 to 40 of the most attractive large-capitalization companies within the industries or sectors identified through top-down analysis. The Fund's fundamental analysis involves the assessment of a company's business environment, global expansion plans, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. Assessment of investor sentiment may also be an important factor in evaluating purchases.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or NASDAQ, either directly or through depository receipts.

The Fund continually monitors every company in its portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating investment fundamentals, or alternative investments become sufficiently more attractive.

IN THE SECTION ENTITLED "THE FUND IN DETAIL/PRINCIPAL RISKS" ON PAGE 46, THE PARAGRAPHS ENTITLED "EVENT-DRIVEN STYLE-RISK" AND "FUTURES AND OPTIONS RISK" ARE DELETED AND NOT REPLACED.

IN THE SECTION ENTITLED "THE FUND IN DETAIL/PRINCIPAL RISKS" ON PAGE 46, THE FOLLOWING IS ADDED AFTER THE PARAGRAPH ENTITLED "NON-DIVERSIFICATION RISK":

FOREIGN INVESTMENT RISK:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

FREQUENT TRADING:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return.

UNDER THE SECTION ENTITLED "FUND MANAGEMENT" THE FIRST SENTENCE IN THE SEVENTH PARAGRAPH ON PAGE 53 IS REPLACED WITH THE FOLLOWING:

Wellington Management Company, LLP ("WMC") serves as investment subadviser of the All-Cap Growth Fund, the Focused Equity Fund, and the Global Fund. Arnhold &
S. Bleichroeder, Inc. served as subadviser to the Focused Equity Fund from November 8, 1999 (commencement of operations) until May 1, 2001,when it was replaced with WMC.

THE LAST PARAGRAPH UNDER THE SECTION "FUND MANAGEMENT" ON PAGE 54 IS DELETED AND REPLACED WITH THE FOLLOWING:

The Focused Equity Fund is managed by Maya K. Bittar, CFA and Vice President. Prior to joining WMC in 1998, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management Company (1993-1998).

                         SUPPLEMENT DATED JUNE 1, 2001
                 TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
                      FIRST INVESTORS SERIES FUND II, INC.
                             DATED JANUARY 26, 2001
                                 RELATING TO THE
                               FOCUSED EQUITY FUND

THIS SUPPLEMENT REPLACES ALL PRIOR SUPPLEMENTS.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION IN THE SECTION ENTITLED "INVESTMENT STRATEGIES AND RISKS" FOUND ON PAGES 4 AND 5, UNDER THE HEADING "FOCUSED EQUITY FUND":

         FOCUSED EQUITY FUND seeks its objective of capital appreciation by investing primarily in the equity securities of approximately 20 to 40 companies. Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, convertible securities and warrants.

         The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ Stock Market ("NASDAQ"), either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its assets in such securities. Securities of foreign companies involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

         The Fund may also purchase or sell futures or options. See "Futures and Options Strategies" below.

         When market conditions warrant, or when the Fund's Subadviser, Wellington Management Company, LLP ("WMC"), believes it is necessary to achieve the Fund's objective, the Fund may invest in fixed-income securities. The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. In addition, the Fund may invest in debt securities rated below Baa by Moody's or BBB by S&P (including debt securities that have been downgraded), or in unrated debt securities that are of comparable quality as determined by the Subadviser. Securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds" or "high yield securities," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities," "High Yield Securities", and Appendix C for a description of debt security ratings.

         Although the Fund may borrow money, it has no present intention of borrowing other than for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon securities and securities issued on a "when-issued" or delayed delivery basis. In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed-income securities or retained in cash or cash equivalents.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

THE FOLLOWING INFORMATION REPLACES THE SECOND AND THIRD SENTENCES IN THE FIRST PARAGRAPH UNDER THE HEADING "FUTURES AND OPTIONS STRATEGIES" FOUND ON PAGE 24.

It is anticipated that the most likely type of strategy to be employed by the FOCUSED EQUITY FUND would be to buy S&P 500 Index futures or NASDAQ 100 Index futures in order to gain exposure to the market. In the situation where an event may cause an unknown market reaction to a security held in the portfolio, the Fund might use options on that security to help to protect against a price decline.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND IN THE FIRST TWO PARAGRAPHS ON PAGES 48 AND 49, UNDER THE HEADING "FOCUSED EQUITY FUND:"


         SUBADVISERS. Wellington Management Company, LLP has been retained by the Adviser and the Focused Equity Fund under a Subadvisory Agreement. WMC replaced Arnhold & S. Bleichroeder, Inc., ("ASB") as investment subadviser to the Focused Equity Fund on May 1, 2000, subject to shareholder approval of the Subadvisory Agreement. The shareholders of the Fund approved the Subadvisory Agreement on May 29, 2001.

         Under the Subadvisory Agreement with WMC, the Adviser will pay to WMC a fee at an annual rate of 0.425% of the average daily net assets of the FOCUSED EQUITY FUND up to and including $50 million, 0.325% of the average daily net assets in excess of $50 million up to and including $150 million, and 0.275% of the average daily net assets of $150 million up to and including $500 million and 0.250% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly.

IN THE SECTION ENTITLED "ALLOCATION OF PORTFOLIO BROKERAGE" ON PAGES 54 AND 55 ALL REFERENCES TO ASB ARE DELETED AND NOT REPLACED. IN ADDITION THE LAST TWO SENTENCES OF THE THIRD PARAGRAPH ON PAGE 55 ARE DELETED AND NOT REPLACED.

THE FOLLOWING PARAGRAPH IS ADDED AS THE LAST PARAGRAPH OF THE SECTION ENTITLED "PERFORMANCE" ON PAGE 66.

         From time to time, in reports and promotional literature as well as in the prospectus, the FOCUSED EQUITY FUND may report its performance for the period of time WMC has acted as investment subadviser.

[GRAPHIC] First Investors


FOCUSED EQUITY FUND


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


The date of this prospectus is
JANUARY 26, 2001

(Revised June 1, 2001)

                      [THIS PAGE LEFT INTENTIONALLY BLANK]

[GRAPHIC] First Investors


Contents

OVERVIEW OF THE FOCUSED EQUITY FUND
What is the Focused Equity Fund?.....................................4
     Objective.......................................................4
     Primary Investment Strategies...................................4
     Primary Risks...................................................4
Who should consider buying the Focused Equity Fund?..................4
How has the Focused Equity Fund performed?...........................5
What are the fees and expenses of the Focused Equity Fund?...........6

THE FOCUSED EQUITY FUND IN DETAIL
What are the Focused Equity Fund's objective, principal
investment strategies and principal risks?...........................8
Who manages the Focused Equity Fund?.................................9

BUYING AND SELLING SHARES
How and when does the Fund price its shares?........................10
How do I buy  shares?...............................................10
Which class of shares is best for me?...............................11
How do I sell shares?...............................................13
Can I exchange my shares for the shares of other
First Investors Funds?..............................................13

ACCOUNT POLICIES
What about dividends and capital gain distributions?................14
What about taxes?...................................................14
How do I obtain a complete explanation of all account
privileges and policies?............................................14

FINANCIAL HIGHLIGHTS  ..............................................15

OVERVIEW OF THE FOCUSED EQUITY FUND


WHAT IS THE FOCUSED EQUITY FUND

Objective:

The Fund seeks capital appreciation.

Primary Investment Strategies:

     The Fund seeks to achieve its objective by focusing its investments in the common stocks of 20 to 40 U.S. companies. The Fund employs a two-fold investment approach: First, using a top-down approach, the Fund seeks to identify sectors and industries that will likely benefit over the short-term. As part of this process, the Fund considers not only current economic conditions, but also long-term demographic trends, technological changes and political and social developments in the U.S. and abroad. Second, using a bottom-up approach, the Fund relies on fundamental research to identify the most attractive companies within the sectors and industries that have been identified through the top-down analysis. The Fund focuses on large-capitalization, high quality companies that exhibit above average growth, a strong balance sheet and capable management. These companies will likely be in industries that are experiencing cyclical or secular growth.

Primary Risks:

     While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


WHO SHOULD CONSIDER BUYING THE FOCUSED EQUITY FUND?

The Focused Equity Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

|_| Are seeking significant growth of capital,

|_| Understand and are willing to accept significant stock market volatility,

|_| Are willing to take high risk on the money you invest in the Fund, and

|_| Have a long-term investment horizon and are able to ride out market cycles.

You should keep in mind that the Focused Equity Fund is not a complete investment program. For most investors, a complete program should include not only stock funds but also bond and money market funds. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

HOW HAS THE FOCUSED EQUITY FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for the past year. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown. Average annual returns assume reinvestment of dividends and distributions, if any.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIALS.]

2000            -19.33%

During the period shown, the highest quarterly return was -0.59% (for the quarter ended March 30, 2000) and the lowest quarterly return was -7.51% (for the quarter ended December 31, 2000). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.


                                        INCEPTION       INCEPTION
                        1 YEAR*      CLASS A SHARES  CLASS B SHARES
                                        (3/22/99)       (3/22/99)
--------------------------------------------------------------------------------
CLASS A SHARES          -24.35%          -5.76%            N/A

CLASS A SHARES          -23.07%           N/A            -4.60%

S&P 500 INDEX            -9.11%           2.21%           2.21%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED ON CALENDAR YEARS.

WHAT ARE THE FEES AND EXPENSES OF THE FOCUSED EQUITY FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------

Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)         CLASS A SHARES  CLASS B SHARES

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                   6.25%            None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                            None*            4.0%**
--------------------------------------------------------------------------------
*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE. **4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER 8 YEARS.


Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
                                      Distribution
                                      and Service                 Total Annual
                        Management    (12b-1) Fees    Other      Fund Operating
                          Fees            (1)        Expenses      Expenses(2)
              ------------------------------------------------------------------
CLASS A SHARES           0.75%           0.30%        0.47%          1.52%
              ------------------------------------------------------------------
CLASS B SHARES           0.75%           1.00%        0.47%          2.22%
--------------------------------------------------------------------------------

(1) BECAUSE THE FUND PAYS RULE 12B-1 FEES, LONG-TERM SHAREHOLDERS COULD PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

(2) THE FUND HAS AN EXPENSE OFFSET AGREEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH IT CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                     ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
If you redeem your shares:
Class A Shares                         $770       $1,075        $1,402      $2,324
Class B Shares                         $625         $994        $1,390      $2,378*
---------------------------------------------------------------------------------------
If you do not redeem your shares:
Class A Shares                         $770       $1,075        $1,402      $2,324
Class B Shares                         $225         $694        $1,190      $2,378*

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FOCUSED EQUITY FUND IN DETAIL


WHAT ARE THE FOCUSED EQUITY FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks capital appreciation.

Principal Investment Strategies:

The Fund normally invests in 20 to 40 common stocks and other equity securities of large- capitalization U.S. companies. These investments are selected primarily from the Standard & Poor's 500 Composite Stock Price Index. The Fund is a non-diversified investment company. The Fund will generally concentrate 45% to 60% of its portfolio in its top 10 holdings. Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks.) The Fund will generally remain fully invested, but it may, at times, have cash positions of up to 10% or more due to market, industry or other considerations.

In selecting investments, the Fund favors large capitalization, high-quality companies with long-term growth potential. The companies will have accelerating earnings growth, strong possibility of multiple expansion, or hidden or unappreciated value.

The Fund uses a two-tiered strategy in selecting these investments:

First, using a "top-down" approach, the Fund analyzes the general economic and investment environment. As part of the process, the Fund evaluates among other things, economic conditions, U.S. fiscal and monetary policy, long-term demographic trends, technological changes, and political and social developments in the U.S. and abroad. Based upon this analysis, the Fund attempts to anticipate trends and changes in markets and the overall economy. The Fund then seeks to identify those industries and sectors that will likely benefit over the next three to nine months from the current economic environment.

Second, using a "bottom-up" approach, the Fund relies on fundamental analysis to identify 20 to 40 of the most attractive large-capitalization companies within the industries or sectors identified through top-down analysis. The Fund's fundamental analysis involves the assessment of a company's business environment, global expansion plans, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. Assessment of investor sentiment may also be an important factor in evaluating purchases.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or NASDAQ, either directly or through depository receipts.

The Fund continually monitors every company in its portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating investment fundamentals, or alternative investments become sufficiently more attractive.

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Focused Equity Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Non-Diversification Risk:

The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. Accordingly, an investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

FOREIGN INVESTMENT RISK:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

FREQUENT TRADING:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return.

WHO MANAGES THE FOCUSED EQUITY FUND?

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. It served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.9 billion, as of January 12, 2001. FIMCO is responsible for supervising all aspects of the Fund's operations. For the fiscal year ended September 30, 2000, FIMCO received advisory fees of 0.75% of the Fund's average daily net assets, net of waiver.

Wellington Management Company, LLP ("WMC") serves as investment subadviser of the All-Cap Growth Fund, the Focused Equity Fund, and the Global Fund. Arnhold &
S. Bleichroeder, Inc. served as subadviser to the Focused Equity Fund from November 8, 1999 (commencement of operations) until May 1, 2001,when it was replaced with WMC.

The Focused Equity Fund is managed by Maya K. Bittar, CFA and Vice President. Prior to joining WMC in 1998, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management Company (1993-1998).

BUYING AND SELLING SHARES


HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate its NAV, the Fund first values its assets, subtracts its liabilities and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.


HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000 to open a non-retirement Fund account. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open any Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.


                                 CLASS A SHARES
--------------------------------------------------------------------------------
YOUR INVESTMENT                         SALES CHARGE AS A PERCENTAGE OF
                                   OFFERING PRICE        NET AMOUNT INVESTED
--------------------------------------------------------------------------------
       Less than  $25,000               6.25%                   6.67%
       $25,000 -  $49,999               5.75                    6.10
       $50,000 -  $99,999               5.50                    5.82
       $100,000 - $249,999              4.50                    4.71
       $250,000 - $499,999              3.50                    3.63
       $500,000 - $999,999              2.50                    2.56
       $1,000,000 or more                 0*                      0*
--------------------------------------------------------------------------------
*IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a contingent deferred sales charge ("CDSC") when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.


                                 CLASS B SHARES
--------------------------------------------------------------------------------
YEAR OF REDEMPTION                    CDSC AS A PERCENTAGE OF PURCHASE PRICE
                                               OR NAV AT REDEMPTION
--------------------------------------------------------------------------------
Within the 1st or 2nd year                               4%
Within the 3rd or 4th year                               3
In the 5th year                                          2
In the 6th year                                          1
Within the 7th year and 8th year                         0
--------------------------------------------------------------------------------
  ----------------------------------------------------------------------------

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by:

|_| Contacting your Representative who will place a redemption order for you;

|_| Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, N.J. 07095-1198;

|_| Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

|_| Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.


CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

ACCOUNT POLICIES


WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

To the extent that it has net investment income and capital gains, the Fund will declare and pay dividends from its net investment income and any realized capital gains on an annual basis, usually at the end of its fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).


WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends and distributions of net short-term capital gains (if any) are taxable to you as ordinary income. Distributions of net long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

FOCUSED EQUITY FUND

Per Share Data

-----------------------------------------------------------------------------------------------------------------------------------
                                  Income from Investment Operations               Less Distributions from

                Net Asset     Net           Net Realized                                                                  Net Asset
                 Value at     Investment    and Unrealized      Total from    Net           Net                           Value at
                Beginning     Income        Gain (Loss) on      Investment    Investment    Realized      Total           End of
                of Period     (Loss)        Investments         Operations    Income        Gains         Distributions   Period
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A

1999(g)          $10.00      $(.04)            $.92               $.88         $--            $--             $--        $10.88

2000(f)           10.88       (.08)            (.42)              (.50)        --              --              --         10.38


CLASS B

1999(g)          $10.00      $(.06)           $.90               $.84          $--            $--             $--         $10.84

2000(f)           10.84       (.15)           (.43)              (.58)          --             --              --         10.26

-----------------------------------------------------------------------------------------------------------------------------------


+   ANNUALIZED.
++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISOR.
* CALCULATED WITHOUT SALES CHARGES.
(F) FOR THE FISCAL YEAR ENDED SEPTEMBER 30.
(G) FOR THE PERIOD MARCH 22, 1999 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1999.

             Ratios/Supplemental Data

------------------------------------------------------------------------------------------------------------------------------------
                                              Ratio to Average Net       Ratio to Average Net
                                                     Assets++          Assets Before Expenses
                                                                           Waived or Assumed

                                                               Net                       Net        Portfolio
                 Total       Net Assets at                  Investment                Investment     Turnover
                Return*      End of Period    Expenses       Income     Expenses       Income         Rate
                  (%)        (in millions)       (%)          (%)          (%)          (%)            (%)

------------------------------------------------------------------------------------------------------------------------------------
CLASS A

1999(g)          8.80            $59            1.75+        (.93)+       1.90+        (1.08)+         57

2000(f)         (4.60)            75            1.62         (.76)        1.52          (.66)         178


CLASS B

1999(g)          8.40            $14            2.45+        (1.63)+      2.60+        (1.78)+         57

2000(f)         (5.35)            18            2.32         (1.46)       2.22         (1.36)         178

------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] First Investors

FOCUSED EQUITY FUND

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

Shareholder Manual:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of Fund shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

TELEPHONE: 1-800-423-4026

You can review and copy information about the Fund for a fee (including the Fund's reports, Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO. FIRST INVESTORS FOCUSED EQUITY FUND 811-6618)